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Exhibit 10.35

AMENDMENT

TO

NORTHWEST AIRLINES CORPORATION
1998 PILOTS STOCK OPTION PLAN

        This AMENDMENT (the "Amendment") to the Northwest Airlines Corporation 1998 Pilots Stock Option Plan (the "Pilots Plan") is hereby entered into as of this 27th day of June, 2003 by and among Northwest Airlines Corporation (formerly Newbridge Parent Corporation), a Delaware corporation (the "Company"), Northwest Airlines Holdings Corporation (formerly Northwest Airlines Corporation), a Delaware corporation ("NWA Holdings"), Northwest Airlines, Inc., a Minnesota corporation ("Northwest"), and the Air Line Pilots Association International ("ALPA").

        WHEREAS, the parties hereto are parties to that certain Letter of Agreement dated as of September 13, 1998, pursuant to which the Company adopted the Pilots Plan and agreed to grant stock options and stock appreciation rights to pilots employed by Northwest in accordance with the provisions of the Pilots Plan;

        WHEREAS, Northwest and ALPA entered into a Letter of Agreement dated as of January 31, 2003 (the "Letter Agreement"), pursuant to which Northwest agreed to establish a pilots stock option exchange program (the "Pilot Stock Option Exchange Program") on the terms and subject to the conditions set forth in the Letter Agreement; and

        WHEREAS, the parties hereto desire to amend the Pilots Plan in certain respects to provide for the implementation of the Pilot Stock Option Exchange Program.

        NOW, THEREFORE, in consideration of the promises, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

        1.    Amendments to Pilots Plan.    The Pilots Plan is hereby amended to add the following new Section IX:

          "IX.    PILOT STOCK OPTION EXCHANGE PROGRAM.

          9.1    Offer to Exchange.    The Company shall implement a Pilot Stock Option Exchange Program on the terms and conditions set forth in the Letter Agreement, a true and correct copy of which is attached hereto as Exhibit A and incorporated herein by reference as if fully set forth herein. The Board of Directors of the Company shall have such power and authority to make such determinations and take such actions as are necessary to implement and administer the Pilot Stock Option Exchange Program in accordance with the provisions hereof.

          9.2    Cancellation of Shares.    Notwithstanding Section 3.1 of the Pilots Plan, the total number of shares of Common Stock to be reserved and available for distribution under the Plan shall be reduced by a number equal to the difference between the total number of shares covered by outstanding stock options and stock appreciation rights that are surrendered in connection with the Pilot Stock Option Exchange Program, less the number of shares covered by replacement awards granted in connection with such program.

          9.3    Participants.    Notwithstanding Section 1.7 of the Pilots Plan, for purposes of replacement awards granted in connection with the Pilot Stock Option Exchange Program, the term "Participant" shall mean current or former Pilots of Northwest who are entitled to receive a replacement award pursuant to the terms of the Pilot Stock Option Exchange Program.

          9.4    Expiration of Replacement Awards.    Section 5.9 of the Pilots Plan shall not be applicable to any replacement awards granted pursuant to the Pilot Stock Option Exchange Program.

          9.5    Replacement Awards to Officers and Directors of the Company.    In accordance with Section 8.7 of the Pilots Plan, any participant who is a member of the Board of Directors or an officer of the Company or Northwest as of the date of grant of the replacement awards shall receive a stock appreciation right in lieu of a stock option."

        2.    Definitions.    Except as otherwise defined in this Amendment, terms defined in the Pilots Plan are used herein as defined in the Pilots Plan.

        3.    General.    References to the "Plan" contained in the Plan document for the Pilots Plan shall mean such Plan as amended by this Amendment. Except as herein provided, the Pilots Plan shall remain unchanged and in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

NORTHWEST AIRLINES CORPORATION		AIR LINE PILOTS ASSOCIATION INTERNATIONAL
By:	/s/ MICHAEL L. MILLER	By:	/s/ MARK A. MCCLAIN
Name:	Michael L. Miller	Name:	Mark A. McClain
Title:	Vice President, Law and Secretary	Title:	Chairman, Northwest MEC
NORTHWEST AIRLINES HOLDINGS CORPORATION
By:	/s/ MICHAEL L. MILLER
Name:	Michael L. Miller
Title:	Vice President, Law and Secretary
NORTHWEST AIRLINES, INC.
By:	/s/ MICHAEL L. MILLER
Name:	Michael L. Miller
Title:	Vice President, Law and Secretary

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AMENDMENT TO NORTHWEST AIRLINES CORPORATION 1998 PILOTS STOCK OPTION PLAN